SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 5, 2008 (July 30, 2008)

Tri-S Security Corporation

(Exact name of registrant as specified in its charter)

Georgia	0-51148	30-0016962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Royal Center One, 11675 Great Oaks Way, Suite 120, Alpharetta, Georgia 30022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (678) 808-1540

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 30, 2008, Tri-S Security Corporation (the “Company”) and its subsidiaries (collectively, “Borrower”) and LSQ Funding Group, L.C., the Company’s primary lender (“LSQ”), entered into an Amendment to Loan and Security Agreement, effective as of May 1, 2008 (the “Amendment”). The Amendment amends the Loan and Security Agreement dated December 31, 2007 (the “Loan and Security Agreement”), which was executed by Borrower and LSQ pursuant to the Amended and Restated Credit Agreement (the “Credit Agreement”) of even date among Borrower, LSQ and BRE LLC (together with LSQ, “Lender”). The Amendment amends the Loan and Security Agreement to provide that (i) unbilled accounts receivable may be included in the borrowing base through March 31, 2009 and at any time thereafter that the term loan under the Credit Agreement has been repaid in full and (ii) a minimum interest rate shall accrue on funds advanced to Borrower under the Loan and Security Agreement with respect to unbilled and billed accounts receivable of 12% per annum and 11% per annum, respectively.

On July 30, 2008, Lender and Borrower also amended the Credit Agreement to (i) reduce by $60,000 per month the monthly overadvance fee which may otherwise be payable by Borrower in the event Borrower has outstanding advances under the Loan and Security Agreement in excess of its borrowing base and (ii) require that the Company issue to Lender a four-year warrant to purchase 30,000 shares of the Company’s common stock, par value $0.001 (the “Common Stock”), at an exercise price of $3.00 per share (the “Warrant”), for each month in which an overadvance under the Loan and Security Agreement exists. In no event shall the Warrants issued to Lender under the Credit Amendment be exercisable in the aggregate for greater than 420,000 shares of Common Stock.

Item 3.02	Unregistered Sale of Equity Securities.

Pursuant to the Credit Amendment, on July 30, 2008, the Company issued to Lender a Warrant to purchase 60,000 shares of Common Stock in respect of May and June 2008. The Warrant was issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), upon the exemption from registration set forth in Section 4(2) of the Securities Act and Regulation D promulgated thereunder (“Regulation D”). The Company based such reliance upon representations made by Lender regarding Lender’s investment interest, sophistication and status as an “accredited investor,” as defined in Rule 501 of Regulation D, among other things.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-S SECURITY CORPORATION

By:	/s/ Nicolas V. Chater
Nicolas V. Chater, Chief Financial Officer

Dated: August 5, 2008